EXHIBIT 10.72

                     STOCK OPTION AGREEMENT

THIS AGREEMENT made as of June 25, 1998 BETWEEN:

     TRANS NEW ZEALAND OIL COMPANY, a body corporate subsisting under the laws of Nevada, with a place of business at Suite
     1200, 1090 West Pender Street, Vancouver, British Columbia V6E 2N7 (the "Company")

                                        OF THE FIRST PART
AND:


     SOURCE ROCK HOLDINGS LTD., a body corporate subsisting under the laws of New Zealand, with a place of business at 284
     Karori Road, Karori, Wellington, New Zealand(the "Grantee")

                                        OF THE SECOND PART

WHEREAS:

A. The Company's common shares are traded through the facilities of the OTC Bulletin Board, United States;

B.   The Company is not a reporting company under the Securities
     Exchange Act of 1934;

C. The Grantee is an affiliate of the Company as interpreted under the Securities Act of 1933; and

D. The Company wishes to grant to the Grantee an option to purchase common shares of the Company;

     WITNESSES that the parties mutually covenant and agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

     1.01 In this Agreement, including the recitals and schedules to this Agreement, unless the context otherwise requires:

Company means Trans New Zealand Oil Company.

Exchange means the OTC Bulletin Board.

Exchange Act means the Securities Exchange Act of 1934 (U.S.), as amended from time to time.

Exercise Price means US$0.50 per Optioned Share.


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Expiry Date means the earlier of 5:00 p.m., Nevada time, on July
31, 2000 or thirty business days after the Company or any subsidiary of the Company ceases to have a right to earn an interest in, or to hold an interest in, petroleum exploration permit 38256, South Island, New Zealand.

Grantee means Source Rock Holding Ltd.

Option means the right granted by this Agreement to acquire the Optioned Shares.

Optioned Shares means 1,000,000 Shares.

Regulation S means Regulation S promulgated under the Securities
Act.

Securities Act means the Securities Act of 1933 (U.S.), as amended from time to time.

Share or Shares means a common share or common shares of the Company as constituted on June 25, 1998.

     1.02 The captions, section numbers and article numbers appearing in this Agreement are inserted for convenience of reference only and will in no way define, limit, constrict or describe the scope or intent of this Agreement nor in any way affect this Agreement.

     1.03 This Agreement and all matters arising under this Agreement will be governed by, construed and enforced in accordance with the laws of Nevada and any proceeding commenced or maintained in connection with this Agreement will be so commenced and maintained in the court of appropriate jurisdiction in the City of Reno, Nevada to which jurisdiction the parties irrevocably attorn.

     1.04 In this Agreement, wherever the context requires, words importing the singular number will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and words importing persons will include firms and corporations and vice versa.

     1.05 Unless otherwise stated, a reference in this Agreement to a numbered or lettered article, section, paragraph or subparagraph refers to the article, section, paragraph or subparagraph bearing that number or letter in this Agreement.

     1.06 If any covenant or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy such covenant or other provision will be severed; all other terms and conditions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

ARTICLE 2 GRANT OF OPTION

     2.01 The Company grants the Grantee an irrevocable, non-transferable and non-assignable option (the "Option") to purchase
Optioned Shares for the Exercise Price on the terms and other conditions of this Agreement.

     2.02 It is a condition that:

     (a) the Grantee has executed and delivered an agreement granting to the Company the right to earn a 15% interest, and subsequently a 25% interest, in and to petroleum exploration permit 38256, South Island, New Zealand; and

     (b) the Grantee has by separate agreement subscribed and paid for 1,000,000 Shares at US$0.25 per share.

ARTICLE 3 EXERCISE OF OPTION

     3.01 The Grantee may exercise the Option from time to time with respect to all or part of the Optioned Shares or the Optioned Shares remaining unpurchased.

     3.02 The Option will be exercised by the Grantee or its legal representative by delivering to the principal business office of the Company in Vancouver, British Columbia or such other place as is designated by the Company from time to time:

     (a) a notice stating the number of Optioned Shares being purchased; and

     (b) a certified cheque or bank draft in favour of the Company drawn in United States dollars for the product of the number of Optioned Shares being purchased and the Exercise Price.

     3.03 On exercise of Option, the Company will forthwith cause its transfer agent to deliver to any of the Grantee, its legal representative or such other person as the Grantee may otherwise direct in the notice of exercise of the Option a certificate or certificates in the name of any of the Grantee, its legal representative or such other person as the Grantee may otherwise direct in the notice of exercise of the Option representing such number of Optioned Shares for which payment has been made.

     3.04 Nothing in this Agreement obligates or will obligate the Grantee to purchase or pay for any Optioned Shares except those Optioned Shares in respect of which the Grantee has exercised the Option in the manner prescribed.

     3.05 The certificate or certificates representing the Optioned Shares issued from time to time will be endorsed with a legend as follows:


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     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THE NEVADA STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITES ACT AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR (2) AT THE OPTION OF THE COMPANY, UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL FOR THE TRANSFEROR, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     3.06 The Grantee acknowledges that the Option has been granted, and the Optioned Shares will from time to time be issued pursuant to the exemption from the registration requirements contained in Regulation S of the Securities Act and that:

     (a) the Option and the Optioned Shares have not been registered under the Securities Act or any state securities laws, and are being offered in reliance on certain exemptions contained in the Securities Act and such state securities laws;

     (b) the Optioned Shares will not be sold or transferred except pursuant to:

          (i) an effective registration statement under the Securities Act and any applicable state securities laws;

          (ii) Rule 144 promulgated under the Securities Act; or

          (iii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required; and

     (c) no federal or state agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Optioned Shares.

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTEE

     4.01 The Grantee represents and warrants to, and covenants with, the Company that:

     (a) the Grantee is a resident of New Zealand located outside the United States and is aware that the Option is being granted, and the Optioned Shares will from time to being issued pursuant to the exemption from registration contained in Regulation S of the Securities Act;

     (b) the Grantee is acquiring the Option and any Optioned
     Shares acquired on exercise of the Option for investment purposes as principal for its own account and not for the benefit of any other person;


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     (c) the Grantee has the legal capacity and competence to
     execute this Agreement and that all necessary approvals by directors and shareholders of the Grantee have been, or will in the ordinary course be, given to authorize the execution and delivery of this Agreement by the Grantee;

     (d) the Grantee is not acquiring the Option as a result of having any material information about the Company's affairs which has not been generally disclosed as at the date of the announcement of the purchase;

     (e) the Grantee is an affiliate of the Company as interpreted under the Securities Act;

     (f) the Grantee understands that the Optioned Shares have not been registered under the Securities Act or the securities laws of any states, and that Grantee has no right to require such registration;

     (g) the Grantee has such knowledge and experience in financial and business matters that it is capable of seeking out and evaluating the information relevant to evaluating the Company, the proposed activities thereof, and the merits and risks of the prospective investment, and to make an informed investment decision in connection therewith;

     (h) the Grantee realizes that, because the Optioned Shares are restricted and cannot be readily sold, that the Grantee may not be able to sell or dispose of any of the Optioned Shares and, therefore, that Grantee must not purchase the Optioned Shares unless Grantee has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties;

     (i) the Grantee is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Optioned Shares or conversion stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;
     (j) the Grantee understands that all information which Grantee has provided to the Company concerning the Grantee, the Grantee's financial position and knowledge of financial and business matters is correct and complete as of this Agreement and, if there should be any material change in such information before the acceptance of this subscription, the Grantee will promptly notify the Company;
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     (k) the Grantee is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission;

     (l) the Grantee has been provided with all materials and information requested, to the extent possessed or obtainable by the Company without unreasonable effort and expense, including any information requested to verify information furnished and has been provided the opportunity to ask questions of, and receive answers from, the Company and the officers, employees, and representatives of the Company concerning the terms and conditions of this offering; and

     (m) no party has made any representations to the Grantee as to the profitability, if any, of the Company, nor has the Grantee relied on any statements made by any persons concerning the value of the investment in the Optioned Shares or the risks associated therewith and the Grantee has made such inquiries as deemed necessary to make an informed decision, independent of any representations by any persons connected in any way with the Company.

     4.02 The representations, warranties, covenants and agreements of the Grantee contained in this Agreement will be true at and as of the date of issuance of Optioned Shares as though such representations, warranties, covenants and agreements were made at and as of such date and except for the waiver of any condition by the Company, the representations, warranties, covenants and agreements of the Grantee will survive the issuance of the Optioned Shares and, notwithstanding such issuance, will continue in full force and effect.

ARTICLE 5 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     5.01 The Company represents and warrants to, and covenants with, the Grantee that:

     (a) the Company is a body corporate subsisting under the laws of Nevada, validly exists and is in good standing with respect to all applicable law, and is duly registered to carry on business in all jurisdictions in which it carries on business;

     (b) the Optioned Shares for which certificates are delivered to the Purchaser pursuant to this Agreement will, at the time of such delivery, be duly authorized, validly issued, fully paid and non-assessable;

     (c) the authorized capital of the Company is 100,000,000 common shares without par value and the Company will allot and conditionally reserve for issuance sufficient number of common shares to issue the Optioned Shares;

     (d) the Company is not, and makes no representation that it will become, a reporting corporation under the Exchange 1934; and

     (e) the execution and delivery of this Agreement has been duly authorized by all necessary corporate proceedings and the completion of the transactions contemplated in this Agreement does not conflict with or result in the breach or acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, license or other instrument to which the Company is a party or by which it is bound, or any judgment or order of any Court or administrative body by which the Company is bound; and

     5.02 The representations, warranties, covenants and agreements of the Company contained in this Agreement will be true at and as of the time of issuance of the Optioned Shares as though such representations, warranties, covenants and agreements were made at and as such date and except for the waiver of any condition by the Grantee, the representations, warranties, covenants and agreements of the Company will survive the issuance of the Optioned Shares and notwithstanding such issuance, will continue in full force and effect.

ARTICLE 6 TERMINATION OF OPTION

     6.01 The Option and this Agreement will terminate on the earlier of the Expiry Date or:

     (a) the date on which the Grantee makes an assignment for the benefit of its creditors or otherwise seeks the protection of applicable insolvency or bankruptcy legislation;

     (b) the time at which any securities regulatory authority issues against the Grantee a cease trade order based on a determination that trading of the securities of the Company by the Grantee is not in the best interests of the public; or

     (c) the time at which the Company determines that any of the Grantee, its legal representative or such other person as is designated by the Grantee in the notice exercising the Option as the person to whom Optioned Shares are to be issued is in breach of any condition in this Agreement or applicable law relating to the sale by the Grantee, its legal representative or such other person as is designated of any of the Optioned Shares.

ARTICLE 7 PROHIBITION ON DEALING WITH THE OPTION AND RESTRICTIONS
ON SALE OF OPTIONED SHARES

     7.01 The Grantee will not pledge, mortgage, hypothecate, sell, assign or transfer, or agree to pledge, mortgage, hypothecate, sell, assign or transfer the Option or any interest in, or right to, the Option.

     7.02 Purchaser acknowledges that the Option is granted, and the Optioned Shares will be issued, pursuant to the exemption from the registration requirements contained in Regulation S of the Securities Act and that:

     (a) the Option and the Optioned Shares have not been registered under the Securities Act or any state securities laws, and are being offered in reliance on certain exemptions contained in the Securities Act and such state securities laws;

     (b) the Optioned Shares will not be sold or transferred except pursuant to:

          (i) an effective registration statement under the Securities Act and any applicable state securities laws;

          (ii) Rule 144 promulgated under the Securities Act; or

          (iii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required; and

     (c) no federal or state agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Optioned Shares.

ARTICLE 8 ADJUSTMENT OF NUMBER OF OPTIONED SHARES

     8.01 The number of Optioned Shares deliverable upon the exercise of the Option will be adjusted as follows:

     (a) if there is any subdivision or subdivisions of the Shares while the Option is in effect into a greater number of Shares, the Company will deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is being exercised, such additional number of Optioned Shares as result from such subdivision or subdivisions without the Grantee making any additional payment or giving any other consideration;

     (b) if there is any consolidation or consolidations of the Shares while the Option is in effect into a lesser number of Shares, the Company will deliver and the Grantee will accept, at the time of purchase of Optioned Shares, instead of the number of Optioned Shares in respect of which the right to purchase is being exercised, the lesser number of Optioned Shares as a result from such consolidation or consolidations;



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     (c) if there is any change of the Shares of the Company while the Option is in effect, the Company will deliver at the time of purchase of Optioned Shares the number of Optioned Shares of the appropriate class resulting from the such change as the Grantee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

     (d) if there is any capital reorganization, reclassification or change of outstanding equity shares, other than a change in the par value, of the Company or if there is any consolidation, merger or amalgamation of the Company with or into any other company or any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Grantee may purchase and receive, instead of the Optioned Shares purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares purchasable and receivable upon the exercise of the Option would have received as a result of such event.

     The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares, whether with or without par value, will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this paragraph (d).

     8.02 The adjustments provided for in section 8.01 are cumulative.

     8.03 The Company will not be required to issue fractional Optioned Shares in satisfaction of its obligations and any fractional interest in an Optioned Share that would, except for the provisions of this section, be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company.

     8.04 If any questions at any time arise with respect to the exercise price or number of Optioned Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of chartered accountants that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Grantee.
     8.05 The Grantee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares, including any right to receive dividends or other distributions, other than in respect of Optioned Shares in respect of which the Grantee has exercised its Option and which the Grantee has taken up and paid for.
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ARTICLE 9 GENERAL PROVISIONS

     9.01 Time is of the essence of the performance of every obligation under this Agreement, and no failure or lack of diligence by any party in proclaiming or seeking redress for any violation of, or insisting on strict performance of, any provision of this Agreement will prevent a subsequent violation of that provision, or of any other provision, from giving rise to any remedy that would be available if it were an original violation of that provision or another provision.

     9.02 This Agreement will be binding upon and enure, to the extent permitted, to the benefit of the respective successors and assigns of the parties.

     9.03 Unless otherwise provided herein, any notice, payment or other communication to a party under this Agreement may be made, given or served by delivery or telecopy and addressed as follows:

     (a) if to the Company:

     Trans New Zealand Oil Company
     Suite 1200, 1090 West Pender Street
     Vancouver, B. C. V6E 2N7
     Attention: President
     Telecopy: 604-682-1174

     (b) if to the Grantee:
     Source Rock Holdings Ltd.
     284 Karori Road, Karori
     Wellington, New Zealand
     Attention: President
     Telecopy: 011-644-476-0120

     8.04 Any notice, payment or other communication so delivered or telecopied will be deemed to have been given or served at the time of delivery of transmission by telecopy

     8.05 A party may by notice change its address for service.

     8.06 This Agreement constitutes the entire agreement between the parties and supercedes all previous agreements or understandings between the parties in any way relating to its subject matter and the Company has made not representations, inducements, warranties or promises concerning this Agreement or the matters referred to herein which are not embodied in this Agreement.

     IN WITNESS WHERE OF this Agreement has been executed by the parties as at the date first above written.



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TRANS NEW ZEALAND OIL COMPANY
By: /s/ Ronald Bertuzzi, President
By: /s/ Mark Katsumata, Secretary


EXECUTED AS AN AGREEMENT
Signed for Source Rock Holdings Ltd.
by its duly authorised representative
/s/ D.J. Bennett
Signature of representative
Office Held: President
Name of Representative: D. J. Bennett